Events subsequent to December 31, 2017	12 Months Ended
Dec. 31, 2017
Text Block1 [Abstract]
Events subsequent to December 31, 2017

G/ Events subsequent to December 31, 2017

On January 7, 2018, Sanofi and Alnylam announced a strategic restructuring of their RNAi therapeutics alliance to streamline and optimize development and commercialization of certain products for the treatment of rare genetic diseases. Specifically:

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Sanofi will obtain global development and commercialization rights to fitusiran, an investigational RNAi therapeutic currently in development for the treatment of people with hemophilia A and B. Global commercialization of fitusiran, upon approval, will be done by Sanofi Genzyme, Sanofi’s Specialty Care Global Business Unit. Alnylam will receive royalties based on net sales of fitusiran products.

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Alnylam will obtain global development and commercialization rights to its investigational RNAi therapeutics programs for the treatment of ATTR amyloidosis, including patisiran and ALN-TTRsc02. Sanofi will receive royalties based on net sales of those ATTR amyloidosis products.

∎	With respect to other products falling under the RNAi therapeutics alliance, the material terms of the 2014 Alnylam-Sanofi Genzyme alliance remain unchanged.

In January 2018, Sanofi and Regeneron announced (i) amendments to their collaboration agreement on the development and commercialization of human therapeutic antibodies; (ii) amendments to their IO License and Collaboration Agreement on the development of cemiplimab (REGN 2810) in the field of immuno-oncology; and (iii) a limited waiver and amendment of the Amended Investor Agreement pursuant to a letter agreement (the “2018 Letter Agreement”).

The announcement included a series of amendments to the collaboration agreements relating to the funding of additional programs to develop REGN2810 in extended indications, and of additional programs on Dupixent® and IL33 (REGN 3500/SAR 440340).

The $650 million development budget for the PD-1 inhibitor antibody will be increased to $1.64 billion through 2022, funded equally by the two companies (i.e. from $325 million to $820 million for each partner).

The additional programs on Dupixent® and IL33 (REGN 3500/SAR 440340) will focus on extending the current range of indications and finding new indications, and improving co-morbidity between multiple pathologies.

Pursuant to the 2018 Letter Agreement, Regeneron has agreed to grant a limited waiver of the “lock-up” and the obligation to maintain the “Highest Percentage Threshold” in the Amended and Restated Investor Agreement between the companies, so that Sanofi may elect to sell a small percentage of the Regeneron common stock it owns to fund a portion of the cemiplimab and dupilumab development expansion. This waiver will allow Sanofi to sell in private transactions to Regeneron up to an aggregate of 1.4 million shares of Regeneron common stock through the end of 2020. If Regeneron decides not to purchase the shares, Sanofi will be allowed to sell those shares on the open market, subject to certain volume and timing limitations. Upon expiration of the limited waiver under the 2018 Letter Agreement, the Amended Investor Agreement will be amended to define “Highest Percentage Threshold” as the lower of (i) 25% of Regeneron outstanding shares of Class A Stock and Common Stock (taken together) and (ii) the higher of (a) Sanofi’s percentage ownership of Class A Stock and Common Stock (taken together) on such termination date and (b) the highest percentage ownership of Regeneron outstanding shares of Class A Stock and Common Stock (taken together) Sanofi attains following such termination date.

On January 22, 2018, Sanofi and Bioverativ Inc., a biotechnology company focused on therapies for hemophilia and other rare blood disorders, entered into a definitive agreement under which Sanofi will acquire all of the outstanding shares of Bioverativ for $105 per share in cash, representing an equity value of approximately $11.6 billion (on a fully diluted basis). The transaction was unanimously approved by both the Sanofi and Bioverativ Boards of Directors. On February 7, 2018 Sanofi commenced the tender offer (the “Offer”) to acquire all of the outstanding shares of common stock of Bioverativ, Inc. (“Bioverativ”) for $105 per share in cash (the “Offer Price”), without interest thereon and net of any required tax withholding. The acquisition of Bioverativ is expected to drive significant value for Sanofi’s shareholders, with cash flows from growing sales of Bioverativ’s products expected to increase Sanofi’s financial and operational scale. The acquisition is expected to be immediately accretive to Sanofi’s business earnings per share(1) in 2018, and up to 5% accretive in 2019. Sanofi is also projected to achieve return on invested capital in excess of its cost of capital within three years, and expects to preserve its strong credit rating.

On January 29, 2018, Sanofi and Ablynx, a biopharmaceutical company engaged in the discovery and development of Nanobodies®, entered into a definitive agreement under which Sanofi will offer to acquire all of the outstanding ordinary shares, including shares represented by American Depositary Shares (ADSs), warrants and convertible bonds of Ablynx, at a price per Ablynx share of €45 in cash, valuing Ablynx at approximately €3.9 billion (on a fully diluted basis). The transaction was unanimously approved by both the Sanofi and Ablynx Boards of Directors.

(1)	Non-GAAP financial measure: see definition in “— Item 5 — A.1.5. Segment information — 3/ Business Net Income”.